UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2006

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 1, 2006, the Compensation Committee of The Williams Companies, Inc. ("Williams") Board of Directors (the "Compensation Committee") determined that under Williams’ 2005 annual incentive program Williams had exceeded the Economic Value Added ("EVA") incentive target established by the Compensation Committee in January 2005 and revised in March 2005 and approved awards for eligible employees including $2,300,000 for Mr. Steven J. Malcolm, Chairman, President and Chief Executive Officer; $525,000 for Mr. James J. Bender, Sr. Vice President and General Counsel; $825,000 for Mr. Donald R. Chappel, Sr. Vice President and Chief Financial Officer; $524,000 for Mr. Michael P. Johnson, Sr. Vice President and Chief Administrative Officer; and $575,000 for Mr. Phillip D. Wright, Sr. Vice President, Williams Gas Pipelines. The amount awarded to the other executive officers totaled $1,665,000. Certain awards include an amount to be reserved in excess of an established maximum cash payout under the annual incentive program. The reserved amount can be earned in future years if established performance targets are met but is subject to loss if such performance targets are not met.

Due to the attainment of the incentive target under Williams’ 2005 annual incentive program as discussed above, the Compensation Committee also approved the release of one-third of the 2004 annual incentive program awards reserved as of March 4, 2005, for payment as of March 17, 2006 including $164,444 for Mr. Steven J. Malcolm, Chairman, President and Chief Executive Officer; $42,763 for Mr. James J. Bender, Sr. Vice President and General Counsel; $76,889 for Mr. Donald R. Chappel, Sr. Vice President and Chief Financial Officer; $41,667 for Mr. Michael P. Johnson, Sr. Vice President and Chief Administrative Officer; and $42,000 for Mr. Phillip D. Wright, Sr. Vice President, Williams Gas Pipelines. The amount paid to the other executive officers totaled $119,111. The remaining reserved amount from the 2004 awards can be earned in future years if established performance targets are met but is subject to loss if such performance targets are not met.

On March 1, 2006, the Compensation Committee also determined that Williams had attained the EVA performance target established in January 2005 and revised in March 2005 for the earning of one-third of the 2004 awards of performance-based deferred shares. Based on the Compensation Committee’s certification, such shares were earned as of March 1, 2006. The earned shares will be issued no earlier than at the end of five years from the February 2004 grant date, except in the event of death, disability or a change-in-control in which case the shares will be issued as soon as practicable after the event. As reported to the Securities and Exchange Commission on applicable Form 4s, Mr. Steven J. Malcolm, Chairman, President and Chief Executive Officer, and the other executive officers of the Company were granted such performance-based deferred shares in February 2004.

On March 1, 2006, the Compensation Committee also determined that Williams had attained the EVA performance target established in January 2005 and revised in February 2005 for the earning of one-third of the 2005 awards of performance-based deferred shares. Based on the Compensation Committee’s certification, such shares were earned as of March 1, 2006. The earned shares will be issued no earlier than at the end of three years from the February 2005 grant date, except in the event of death, disability or a change-in-control in which case the shares will be issued as soon as practicable after the event. As reported to the Securities and Exchange Commission on applicable Form 4s, Mr. Steven J. Malcolm, Chairman, President and Chief Executive Officer, and the other executive officers of the Company were granted such performance-based deferred shares in March 2005.

On March 1, 2006, the Compensation Committee also approved 2006 equity awards including grants of stock options and performance-based deferred shares for Mr. Steven J. Malcolm, Chairman, President and Chief Executive Officer. The Committee also approved grants of stock options, time-based deferred shares and performance-based deferred shares for the other executive officers and other eligible employees. The awards were granted on March 3, 2006. The equity awards to individuals subject to Section 16 of the Securities and Exchange Act of 1934 will be filed today with the Securities and Exchange Commission on applicable Form 4s. The stock options will vest in thirds over a three year period. The time-based deferred stock will vest at the end of a three year period. Recipients of the performance-based deferred shares will have the opportunity to vest in such shares at the end of a three year period if the recipient remains an active employee of the Company until March 3, 2009, and the Committee certifies that the Company has met the performance measure defined by the Committee. Under certain circumstances, such as retirement, the equity awards may be prorated or the vesting otherwise accelerated. The Compensation Committee also established an improvement in EVA as the target for the three year term of the performance-based deferred shares.

The 2006 equity awards were granted subject to the terms of the grant agreements, the form of which are filed herewith as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3 and incorporated by reference herein.

For each EVA improvement target discussed herein, the Compensation Committee reviews and approves the EVA calculation to ensure fairness to the Williams' officers, employees and shareholders, taking into account such items as mark-to-market accounting treatment and other non-recurring items or other developments that were not contemplated as part of Williams' business plan EVA targets.

EVA is a registered trademark of Stern, Stewart and Company.

Item 8.01 Other Events.

See the disclosure under Item 1.01 of this report, which is incorporated by reference into this Item 8.01 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
Not applicable.

(b) Pro Forma Financial Information.
Not applicable.

(c) Exhibits.

99.1 Form of 2006 Deferred Stock Agreement among Williams and certain employees and officers.

99.2 Form of 2006 Stock Option Agreement among Williams and certain employees and officers.

99.3 Form of 2006 Performance-Based Deferred Stock Agreement among Williams and certain employees and officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.

March 7, 2006	By:	Brian K. Shore

Name: Brian K. Shore
Title: Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Form of 2006 Deferred Stock Agreement among Williams and certain employees and officers
99.2	Form of 2006 Stock Option Agreement among Williams and certain employees and officers
99.3	Form of 2006 Performance- Based Deferred Stock Agreement among Williams and certain employees and officers